American Beacon NIS Core Plus Bond Fund

Supplement dated March 9, 2021 to the

Summary Prospectus, each dated September 10, 2020

I.	Effective February 1, 2021, Stephen Smitley of National Investment Services of America, LLC is added as a Portfolio Manager for the American Beacon NIS Core Plus Bond Fund (the “Fund”). Accordingly, the following changes are made to the Fund’s Summary Prospectus, as applicable:

A.	On page 6 of the Summary Prospectus, the table under the heading “Fund Summary - American Beacon NIS Core Plus Bond Fund - Portfolio Managers” is deleted and replaced with the following:

National Investment Services of America, LLC	Jason C. Berrie, CFA Co-Chief Investment Officer and Portfolio Manager Since Fund Inception (2020)	Kent J. White, CFA Co-Chief Investment Officer and Portfolio Manager Since Fund Inception (2020)
	Mark R. Anderson, CFA Chief Strategy Officer and Portfolio Manager Since Fund Inception (2020)	Jeffrey F. Parker Portfolio Manager Since Fund Inception (2020)
	James S. Kaplan, CFA Portfolio Manager Since Fund Inception (2020)	Barbara A. Schalla, CFA Portfolio Manager Since Fund Inception (2020)
	Lesly M. Barnes Portfolio Manager Since Fund Inception (2020)	Vincent S. Russo, CFA Portfolio Manager Since Fund Inception (2020)
	Stefan Martin Portfolio Manager Since Fund Inception (2020)	Michael Fohr, CFA, CPA, JD, MBA Portfolio Manager Since Fund Inception (2020)
	Tom Price Portfolio Manager Since Fund Inception (2020)	Stephen Smitley Portfolio Manager Since 2021

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